                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report:   July 1, 1996



                      CHEMICAL MASTER CREDIT CARD TRUST I
                      -----------------------------------
               (SERIES 1995-1, 1995-2, 1995-3, 1996-1 and 1996-2)
               --------------------------------------------------
                             (Issuer of Securities)
                                 CHEMICAL BANK
                             (Sponsor of the Trust)
                          (Exact name of registrant as
                           specified in its charter)


             New York                    33-94190                    13-4994650
        ------------------           ---------------             -----------------
          (State or other              (Commission                 (IRS Employer
          jurisdiction of              File Number)             Identification No.)
          incorporation)


              270 Park Avenue, New York                                  10017
       -----------------------------------------                      -----------
        (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 270-6000

Item 5.     Other Events.

            On or about June 15, 1996, Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between Chemical Bank and The Bank of New York, as trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chemical Master Credit Card Trust I for Series 1995-1, 1995-2, 1995-3, 1996-1 and 1996-2 in accordance with the Agreement. A copy of the Monthly Report for the month ended May 31, 1996, as defined in the Agreement, has been furnished to each Certificateholder in accordance with the Agreement. A copy of that Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits.

                   Exhibit No.                            Description
                   -----------                            -----------

                      20.1                       Monthly Reports for the month
                                                       ended May 31, 1996
                                                       for Series 1995-1,
                                                 Series 1995-2, Series 1995-3,
                                                    Series 1996-1 and 1996-2

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 1, 1996



                                           CHEMICAL BANK, As Servicer


                                           By:  /s/Richard L. Craig
                                              -----------------------------
                                           Name:     Richard L. Craig
                                           Title:    Managing Director

                               INDEX TO EXHIBITS


         Exhibit No.                              Description                                Page
         -----------                              -----------                                ----

             20.1                     Monthly Reports for the month ended                     5
                                                 May 31, 1996
                                              for Series 1995-1,
                                         Series 1995-2, Series 1995-3,
                                        Series 1996-1 and Series 1996-2